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                                                       EXHIBIT 23



               CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Company's Registration Statements on Form S-8 (Nos. 2-96616,
33-677, 2-83297, 33-17875, 33-25396, 33-25674, 33-19911, 333-02033)
of our report dated May 24, 1996 appearing on page 14 of the Ralston Purina Company Savings Investment Plan's Annual Report on
Form 11-K for the year ended December 31, 1995.



PRICE WATERHOUSE

St. Louis, Missouri
June 28, 1996